Loan receivables	12 Months Ended
Jun. 30, 2019
Loan receivables
Loan receivables

Note 8 – Loan receivables

On November 1, 2015, the Company and Hunan Huade Food Co., Ltd. (“Hunan Huade”), a third party, entered into loan contract due on June 30, 2018 for RMB 8 million (approximately $1.2 million) which was subsequently repaid. As of June 30, 2018 remaining interest receivable totaled $1,957,720. In fiscal 2019, the Company reassessed the collectability of this and determined the remaining interest and determined the collectability was remote, therefore, provided 100% allowance on such remaining balance as of June 30, 2019. The Company no longer recognizes accrued interest income. As of June 30, 2019 and 2018, the total loan receivable from Hunan Huade was $0 and $1,957,720 net of allowance balance of $0 and $1,480,136, respectively.

During the years ended June 30, 2019, 2018 and 2017, the interest income from the loan was $0,  $384,788 and $735,200, respectively.